Exhibit 24

POWER OF ATTORNEY

Each of the undersigned does hereby appoint Celia A. Colbert and Bruce N. Kuhlik, and each of them severally, to be his or her true and lawful attorney or attorneys and agent or agents to execute on behalf of the undersigned (whether on behalf of Merck & Co., Inc., or as an officer or director thereof, or by attesting the seal of the Company, or otherwise) a Registration Statement and any and all amendments (including post-effective amendments) and all documents relating thereto, and to file the same with all relevant exhibits or documents with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of:

•	Debt securities of Merck & Co., Inc. which may be issued and sold from time to time pursuant to a Registration Statement on Form S-3; and

•	Shares of Common Stock of Merck & Co., Inc. which may be purchased by participants in the Merck & Co., Inc. Stock Investment Plan

Each of Celia A. Colbert and Bruce N. Kuhlik, as listed above as attorney and agent are to act separately, unless otherwise expressly specified herein. This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument. Notwithstanding anything to the contrary contained herein, this Power of Attorney is limited to the powers granted as described above and does not grant the attorneys and agents the authority to spend each of the undersigned’s money or sell or dispose of each of the undersigned’s property.

Additional Provisions

The following additional provisions apply separately to each of the undersigned herein:

Except as otherwise specifically provided herein, the Power of Attorney granted herein shall not in any manner revoke in whole or in part any other power of attorney that the undersigned previously has executed, whether individually, or in a representative or any other capacity.

This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, individually or in a representative or in any other capacity, unless such subsequent power specifically states that the instrument is intended to revoke (i) this particular instrument by specific reference; (ii) all prior specific powers of attorney; or (iii) all prior powers of attorney.

The “CAUTION TO THE PRINCIPAL” AND “IMPORTANT INFORMATION FOR THE AGENT” statements below are required under the New York General Obligations Law:

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must: (1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest; (2) avoid conflicts that would impair your ability to act in the principal’s best interest; (3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law; (4) keep a record or all receipts, payments, and transactions conducted for the principal; and (5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

IN WITNESS WHEREOF, this instrument has been duly executed as of the 24th day of November, 2009.

/s/ Richard T. Clark
Richard T. Clark
Chairman, President and Chief Executive Officer

State of New York	)

County of New York	) ss.:

On the 24th day of November in the year before me, the undersigned, personally appeared Richard T. Clark , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Shawn Anderson

Signature and Office of individual taking acknowledgment

SHAWN ANDERSON

Notary Public, State of New York

No. 01AN6200110

Qualified in New York County

Commission Expires January 26, 2013

IN WITNESS WHEREOF, this instrument has been duly executed as of the 24th day of November, 2009.

/s/ Peter N. Kellogg
Peter N. Kellogg
Executive Vice President and Chief Financial Officer

State of New York	)

County of New York	) ss.:

On the 24th day of November in the year before me, the undersigned, personally appeared Peter N. Kellogg , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Shawn Anderson

Signature and Office of individual taking acknowledgment

SHAWN ANDERSON

Notary Public, State of New York

No. 01AN6200110

Qualified in New York County

Commission Expires January 26, 2013

IN WITNESS WHEREOF, this instrument has been duly executed as of the 24th day of November, 2009.

/s/ John Canan
John Canan
Senior Vice President and Controller

State of New Jersey	)

County of Hunterdon	) ss.:

On the 24th day of November in the year before me, the undersigned, personally appeared John Canan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Kim Horvath

Signature and Office of individual taking acknowledgment

KIM HORVATH

Notary Public, State of New Jersey

My Commission Expires Aug. 22, 2010

IN WITNESS WHEREOF, this instrument has been duly executed as of the 24th day of November, 2009.

/s/ Leslie A. Brun
Leslie A. Brun
Director

State of New York	)

County of New York	) ss.:

On the 24th day of November in the year before me, the undersigned, personally appeared Leslie A. Brun, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Shawn Anderson

Signature and Office of individual taking acknowledgment

SHAWN ANDERSON

Notary Public, State of New York

No. 01AN6200110

Qualified in New York County

Commission Expires January 26, 2013

IN WITNESS WHEREOF, this instrument has been duly executed as of the 24th day of November, 2009.

/s/ Thomas R. Cech, Ph.D.
Thomas R. Cech, Ph.D.
Director

State of New York	)

County of New York	) ss.:

On the 24th day of November in the year before me, the undersigned, personally appeared Thomas R. Cech, Ph.D. personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Shawn Anderson

Signature and Office of individual taking acknowledgment

SHAWN ANDERSON

Notary Public, State of New York

No. 01AN6200110

Qualified in New York County

Commission Expires January 26, 2013

IN WITNESS WHEREOF, this instrument has been duly executed as of the 24th day of November, 2009.

/s/ Thomas H. Glocer
Thomas H. Glocer
Director

State of New York	)

County of New York	) ss.:

On the 24th day of November in the year before me, the undersigned, personally appeared Thomas H. Glocer, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Shawn Anderson

Signature and Office of individual taking acknowledgment

SHAWN ANDERSON

Notary Public, State of New York

No. 01AN6200110

Qualified in New York County

Commission Expires January 26, 2013

IN WITNESS WHEREOF, this instrument has been duly executed as of the 24th day of November, 2009.

/s/ Steven F. Goldstone
Steven F. Goldstone
Director

State of New York	)

County of New York	) ss.:

On the 24th day of November in the year before me, the undersigned, personally appeared Steven F. Goldstone, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Shawn Anderson

Signature and Office of individual taking acknowledgment

SHAWN ANDERSON

Notary Public, State of New York

No. 01AN6200110

Qualified in New York County

Commission Expires January 26, 2013

IN WITNESS WHEREOF, this instrument has been duly executed as of the 24th day of November, 2009.

/s/ William B. Harrison, Jr.
William B. Harrison, Jr.
Director

State of New York	)

County of New York	) ss.:

On the 24th day of November in the year before me, the undersigned, personally appeared William B. Harrison, Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Shawn Anderson

Signature and Office of individual taking acknowledgment

SHAWN ANDERSON

Notary Public, State of New York

No. 01AN6200110

Qualified in New York County

Commission Expires January 26, 2013

IN WITNESS WHEREOF, this instrument has been duly executed as of the 24th day of November, 2009.

/s/ Harry R. Jacobson, M.D.
Harry R. Jacobson, M.D.
Director

State of New York	)

County of New York	) ss.:

On the 24th day of November in the year before me, the undersigned, personally appeared Harry R. Jacobson, M.D., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Shawn Anderson

Signature and Office of individual taking acknowledgment

SHAWN ANDERSON

Notary Public, State of New York

No. 01AN6200110

Qualified in New York County

Commission Expires January 26, 2013

IN WITNESS WHEREOF, this instrument has been duly executed as of the 24th day of November, 2009.

/s/ William N. Kelley, M.D.
William N. Kelley, M.D.
Director

State of New York	)

County of New York	) ss.:

On the 24th day of November in the year before me, the undersigned, personally appeared William N. Kelley, M.D., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Shawn Anderson

Signature and Office of individual taking acknowledgment

SHAWN ANDERSON

Notary Public, State of New York

No. 01AN6200110

Qualified in New York County

Commission Expires January 26, 2013

IN WITNESS WHEREOF, this instrument has been duly executed as of the 24th day of November, 2009.

/s/ C. Robert Kidder
C. Robert Kidder
Director

State of New York	)

County of New York	) ss.:

On the 24th day of November in the year before me, the undersigned, personally appeared C. Robert Kidder, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Shawn Anderson

Signature and Office of individual taking acknowledgment

SHAWN ANDERSON

Notary Public, State of New York

No. 01AN6200110

Qualified in New York County

Commission Expires January 26, 2013

IN WITNESS WHEREOF, this instrument has been duly executed as of the 24th day of November, 2009.

/s/ Rochelle B. Lazarus
Rochelle B. Lazarus
Director

State of New York	)

County of New York	) ss.:

On the 24th day of November in the year before me, the undersigned, personally appeared Rochelle B. Lazarus, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Shawn Anderson

Signature and Office of individual taking acknowledgment

SHAWN ANDERSON

Notary Public, State of New York

No. 01AN6200110

Qualified in New York County

Commission Expires January 26, 2013

IN WITNESS WHEREOF, this instrument has been duly executed as of the 24th day of November, 2009.

/s/ Carlos E. Represas
Carlos E. Represas
Director

State of New York	)

County of New York	) ss.:

On the 24th day of November in the year before me, the undersigned, personally appeared Carlos E. Represas, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Shawn Anderson

Signature and Office of individual taking acknowledgment

SHAWN ANDERSON

Notary Public, State of New York

No. 01AN6200110

Qualified in New York County

Commission Expires January 26, 2013

IN WITNESS WHEREOF, this instrument has been duly executed as of the 24th day of November, 2009.

/s/ Patricia F. Russo
Patricia F. Russo
Director

State of New York	)

County of New York	) ss.:

On the 24th day of November in the year before me, the undersigned, personally appeared Patricia F. Russo, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Shawn Anderson

Signature and Office of individual taking acknowledgment

SHAWN ANDERSON

Notary Public, State of New York

No. 01AN6200110

Qualified in New York County

Commission Expires January 26, 2013

IN WITNESS WHEREOF, this instrument has been duly executed as of the 24th day of November, 2009.

/s/ Thomas E. Shenk, Ph.D.
Thomas E. Shenk, Ph.D.
Director

State of New York	)

County of New York	) ss.:

On the 24th day of November in the year before me, the undersigned, personally appeared Thomas E. Shenk, Ph.D., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Shawn Anderson

Signature and Office of individual taking acknowledgment

SHAWN ANDERSON

Notary Public, State of New York

No. 01AN6200110

Qualified in New York County

Commission Expires January 26, 2013

IN WITNESS WHEREOF, this instrument has been duly executed as of the 24th day of November, 2009.

/s/ Anne M. Tatlock
Anne M. Tatlock
Director

State of New York	)

County of New York	) ss.:

On the 24th day of November in the year before me, the undersigned, personally appeared Anne M. Tatlock, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Shawn Anderson

Signature and Office of individual taking acknowledgment

SHAWN ANDERSON

Notary Public, State of New York

No. 01AN6200110

Qualified in New York County

Commission Expires January 26, 2013

IN WITNESS WHEREOF, this instrument has been duly executed as of the 24th day of November, 2009.

/s/ Samuel O. Thier, M.D.
Samuel O. Thier, M.D.
Director

State of New York	)

County of New York	) ss.:

On the 24th day of November in the year before me, the undersigned, personally appeared Samuel O. Thier, M.D., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Shawn Anderson

Signature and Office of individual taking acknowledgment

SHAWN ANDERSON

Notary Public, State of New York

No. 01AN6200110

Qualified in New York County

Commission Expires January 26, 2013

IN WITNESS WHEREOF, this instrument has been duly executed as of the 24th day of November, 2009.

/s/ Craig B. Thompson, M.D.
Craig B. Thompson, M.D.
Director

State of New York	)

County of New York	) ss.:

On the 24th day of November in the year before me, the undersigned, personally appeared Craig B. Thompson, M.D., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Shawn Anderson

Signature and Office of individual taking acknowledgment

SHAWN ANDERSON

Notary Public, State of New York

No. 01AN6200110

Qualified in New York County

Commission Expires January 26, 2013

IN WITNESS WHEREOF, this instrument has been duly executed as of the 24th day of November, 2009.

/s/ Wendell P. Weeks
Wendell P. Weeks
Director

State of New York	)

County of New York	) ss.:

On the 24th day of November in the year before me, the undersigned, personally appeared Wendell P. Weeks, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Shawn Anderson

Signature and Office of individual taking acknowledgment

SHAWN ANDERSON

Notary Public, State of New York

No. 01AN6200110

Qualified in New York County

Commission Expires January 26, 2013

IN WITNESS WHEREOF, this instrument has been duly executed as of the 24th day of November, 2009.

/s/ Peter C. Wendell
Peter C. Wendell
Director

State of New York	)

County of New York	) ss.:

On the 24th day of November in the year before me, the undersigned, personally appeared Peter C. Wendell, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Shawn Anderson

Signature and Office of individual taking acknowledgment

SHAWN ANDERSON

Notary Public, State of New York

No. 01AN6200110

Qualified in New York County

Commission Expires January 26, 2013

I, Celia A. Colbert, have read the foregoing Power of Attorney. I am a person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities.

Agent signs here: ==>	/s/ Celia A. Colbert

State of New York	)

County of New York	) ss.:

On the 24th day of November in the year before me, the undersigned, personally appeared Celia A. Colbert, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Shawn Anderson

Signature and Office of individual taking acknowledgment

SHAWN ANDERSON

Notary Public, State of New York

No. 01AN6200110

Qualified in New York County

Commission Expires January 26, 2013

I, Bruce N. Kuhlik, have read the foregoing Power of Attorney. I am a person identified therein as agent for the principal named therein. I acknowledge my legal responsibilities.

Agent signs here: ==>	/s/ Bruce N. Kuhlik

State of New York	)

County of New York	) ss.:

On the 24th day of November in the year before me, the undersigned, personally appeared Bruce N. Kuhlik, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Shawn Anderson

Signature and Office of individual taking acknowledgment

SHAWN ANDERSON

Notary Public, State of New York

No. 01AN6200110

Qualified in New York County

Commission Expires January 26, 2013